                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 2, 2001
                                                           ------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                     0-25372                52-1906050
           --------                     -------                ----------
       (State or Other                (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)          Identification No.)



        2100 PENNSYLVANIA AVENUE, N.W., SUITE 400, WASHINGTON D.C. 20037
        ----------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (202) 339-6700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period April 29, 2001 through May 26, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware on July 2, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable.

        (c)  The following exhibits are filed herewith:

             99 Monthly Operating Report for the period April 29, 2001 through May 26, 2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRM HOLDINGS, INC.

Date: July 16, 2001                          By: /s/ Joseph T. Doyle
                                                ------------------------------
                                                Joseph T. Doyle
                                                Executive Vice President and
                                                 Chief Financial Officer











                                      -3-
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                                  EXHIBIT INDEX



           Exhibit
            Number         Description of Exhibit
         ---------         ---------------------------------------------------------------------
            99             Monthly Operating Report for the period April 29, 2001 through May 26,
                           2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.